UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	May 9, 2007

TERABEAM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29053	04-2751645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2115 O’Nel Drive, San Jose, CA	95131
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(408) 731-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 9, 2007, Terabeam, Inc. issued a press release announcing financial results for its first quarter ended March 31, 2007.  A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERABEAM, INC.

Dated: May 9, 2007	By:	/s/ David L. Renauld
David L. Renauld
Vice President

EXHIBIT INDEX

Number	Title

99.1	Press release dated May 9, 2007.

2